77C Matters Submitted to a vote of security holders
Columbia Asset Allocation Fund
Columbia Young Investor Fund
Columbia Growth Stock Fund
Columbia Dividend Income Fund
Columbia Common Stock Fund (formerly named Columbia Large Cap Core Fund) Columbia Disciplined Value Fund
Columbia Small Cap Core Fund (formerly named Columbia Small Cap Fund) Columbia Small Company Equity Fund


On September 16, 2005, a Special Meeting of the Shareholders of the Funds was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the Meeting were as follows:


To elect Trustees:                          For                                 Withheld
------------------------------------- ----------------------------------- -----------------------------------
Douglas A. Hacker                     3,498,920,845.760                   58,849,273.998
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Janet Langford Kelly                  3,503,089,287.433                   54,680,832.325
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Richard W. Lowry                      3,503,278,694.057                   54,491,155.701
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Charles R. Nelson                     3,504,341,587.384                   53,428,532.374
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
John J. Neuhauser                     3,503,756,707.577                   54,013,412.181
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Patrick J. Simpson                    3,503,344,397.996                   54,425,721.762
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Thomas E. Sitzel                      3,503,295,212.985                   54,474,906.773
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Thomas C. Theobald                    3,500,008,776.602                   57,681,343.155
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Anne-Lee Verville                     3,503,226,492.151                   54,543,627.607
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Richard L. Woolworth                  3,503,213,211.912                   54,556,907.845
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
William E. Mayer                      1,716,188,201.538                   1,841,581,918.220
------------------------------------- ----------------------------------- -----------------------------------

                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.


Columbia Asset Allocation Fund

2a: Amend fundament investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:      142,231,094.994   Shares of beneficial interest being a
                            majority of the shares represented at the meeting.
Against:    7,037,916.618   Shares of beneficial interest
Abstain:    6,540,428.611   Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:         142,427,284.644  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     6,740,220.954    Shares of beneficial interest
Abstain:     6,641,934.626    Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:           143,746,534.153  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       5,426,090.681    shares of beneficial interest
Abstain:       6,636,815.390    shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities.

For:         142,711,042.625  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       6,815,395.676  Shares of beneficial interest
Abstain:       6,283,001.923  Shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:        143,875,256.622  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      5,530,043.833  Shares of beneficial interest
Abstain:      6,404,139,768  Shares of beneficial interest

Columbia Young Investor Fund

2a: Amend fundament investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:          187,449,872.708 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       14,197,326.923 Shares of beneficial interest
Abstain:       8,740,383.369  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:         187,153,712.758  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      14,687,192.514  Shares of beneficial interest
Abstain:       8,546,677.728  Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:         190,153,712.758  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      11,834,546.478  shares of beneficial interest
Abstain:       8,230,822.917  shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities.

For:         187,900,917.635   Shares of beneficial interest being a majority
                               of the shares represented at the meeting.
Against:      14,115,875.046   Shares of beneficial interest
Abstain:       8,370,790.319   Shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:       189,569,842.697   Shares of beneficial interest being a majority of
                             the shares represented at the meeting.
Against:    12,272,104.023   Shares of beneficial interest
Abstain:     8,545,636.280   Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:        187,507,403.447  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      13,687215.541  Shares of beneficial interest
Abstain:      8,804,298.487  Shares of beneficial interest

2h: Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control.

For:       187,507,403.447  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    13,978,164.123  Shares of beneficial interest
Abstain:    8,902,015.431   Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:       188,570,697.822 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    13,306,210.516 Shares of beneficial interest
Abstain:     8,510,674.662 Shares of beneficial interest

Columbia Small Company Equity Fund

2a: Amend fundament investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:      154,683,827.984  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      872,968.419  Shares of beneficial interest
Abstain:      611,754.340  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:        154,641,001.147 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        958,458.983 Shares of beneficial interest
Abstain:        569,090.614 Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:     154,846,346.374 shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     760,837.960 shares of beneficial interest
Abstain:     561,366.409 shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities.

For:     154,705,882.806  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     911,834.267  Shares of beneficial interest
Abstain:     550,833.670  Shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:       154,957,048.990  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:       684,620.735  Shares of beneficial interest
Abstain:       526,881.018  Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:        154,845,853.769 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        728,054.371 Shares of beneficial interest
Abstain:        594,642.604 Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:      154,873,295.600  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      761,879.869  Shares of beneficial interest
Abstain:      533,375.275  Shares of beneficial interest

Columbia Small Cap Fund

2a: Amend fundament investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:       704,328,034.344   Shares of beneficial interest being a majority of
                             the shares represented at the meeting.
Against:     5,299,260.077   Shares of beneficial interest
Abstain:     7,193,365.108   Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:       701,897,167.661   Shares of beneficial interest being a majority of
                             the shares represented at the meeting.
Against:     5,992,192.376   Shares of beneficial interest
Abstain:     8,985,299.492   Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:       701,385,896.766  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     6,330,137.623  shares of beneficial interest
Abstain:     9,158,625.139  shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities.

For:        700,029,825.290   Shares of beneficial interest being a majority of
                              the shares represented at the meeting.
Against:      7,672,959.539   Shares of beneficial interest
Abstain:      9,171,874.700   Shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:          702,531,848.446  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:        5,137,248.914  Shares of beneficial interest
Abstain:        9,205,562.168  Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:      702,484,254.177  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    5,155,606.321  Shares of beneficial interest
Abstain:    9,234,799.030  Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:       702,514,846.268  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     5,168,786.244  Shares of beneficial interest
Abstain:     9,191,027.016  Shares of beneficial interest


Columbia Disciplined Value Fund

2a: Amend fundament investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:         252,070,502.940  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      1,363,202.241   Shares of beneficial interest
Abstain:        843,756.758   Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:       251,993,051.678  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     1,455,692.532  Shares of beneficial interest
Abstain:       828,717.729  Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:        252,348,173.282  shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      1,022,262.993  shares of beneficial interest
Abstain:        907,025.665  shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities.

For:       251,872,493.210  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     1,419,639.307  Shares of beneficial interest
Abstain:       985,329.422  Shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:       252,074,436.040  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     1,330,717.003  Shares of beneficial interest
Abstain:       872,308.897  Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:      251,955,212.271 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    1,387,093.585 Shares of beneficial interest
Abstain:     935,156.083  Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:      251,810,693.117 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    1,507,981.386 Shares of beneficial interest
Abstain:     958,787.436  Shares of beneficial interest

Columbia Dividend Income Fund

2a: Amend fundament investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:       316,109,660.833  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     1,210,003.642  Shares of beneficial interest
Abstain:     1,392,522.970  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:      316,118,370.529  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    1,384,857.452  Shares of beneficial interest
Abstain:    1,208,959.465  Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:       316,488,607.619 shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     1,027,301.889 shares of beneficial interest
Abstain:     1,196,277.937 shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities.

For:       316,129,904.078 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     1,320,735.851 Shares of beneficial interest
Abstain:    1,261,547.517  Shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:      316,151,909.682 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    1,275,266.647 Shares of beneficial interest
Abstain:    1,285,011.117 Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:        316,111,584.751 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      1,242,232.018 Shares of beneficial interest
Abstain:      1,358,370.676 Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:      316,321,262.393  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    1,093,001.669  Shares of beneficial interest
Abstain:    1,297,923.385  Shares of beneficial interest


Columbia Growth Stock Fund

2a: Amend fundament investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:      119,531,816.925 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   16,981,662.377 Shares of beneficial interest
Abstain:    9,554,470.418 Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:      201,013,734.075  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   16,597,564.046  Shares of beneficial interest
Abstain:    8,456,651.599  Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:       203,678,106.481 shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    13,784,563.481 shares of beneficial interest
Abstain:     8,605,279.905 shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities.

For:      200,296,626.789 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   16,120,019.574 Shares of beneficial interest
Abstain:   9,651,303.356  Shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:      201,785,075.789  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   14,918,221.754  Shares of beneficial interest
Abstain:    9,364,652.177  Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:      200,222,141.111 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   15,755,045.692 Shares of beneficial interest
Abstain:    10,090762.917 Shares of beneficial interest

2h: Elimination of fundamental investment restrictions with respect to investing for the purpose of exercising control.

For:      199,281,380.819 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   16,783,891.994 Shares of beneficial interest
Abstain:  10,0002,676.908 Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:      201,050,273.848 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   16,740,335.347 Shares of beneficial interest
Abstain:    8,277,340.525 Shares of beneficial interest


Columbia Large Cap Core Fund

2a: Amend fundament investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:        197,749,071.732  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      6,793,465.756  Shares of beneficial interest
Abstain:      4,064,056.471  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:        197,454,405.005 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      7,108,025.594 Shares of beneficial interest
Abstain:      4,044,163.361 Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:       197,713,240.646 shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     6,869,881.866 shares of beneficial interest
Abstain:     4,023,471.447 shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities.

For:       196,886,004.260 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     7,697,216.543 Shares of beneficial interest
Abstain:     4,023,373.157 Shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:       198,591,676.678  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:     6,083,227,729  Shares of beneficial interest
Abstain:     3,931,689.553  Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:      196,641,739.202  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    7,772,690.992  Shares of beneficial interest
Abstain:    4,192,163.765  Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:        196,975,585.841  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      7,684,491.496  Shares of beneficial interest
Abstain:      3,946,516.623  Shares of beneficial interest

Columbia Large Cap Growth Fund

2a: Amend fundament investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:       657,389,068.496 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    25,519,015.627 Shares of beneficial interest
Abstain:    10,492,076.375 Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:       662,801,593.618 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    20,636,207.504 Shares of beneficial interest
Abstain:     9,962,359.377 Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:      661,453,847.371 shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   21,841,838.335 shares of beneficial interest
Abstain:   10,104,474.792 shares of beneficial interest

2d: Amendment to fundamental investment restrictions with respect to investments in commodities.

For:      662,396,114.935 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   21,106,998.783 Shares of beneficial interest
Abstain:   9,897,046.780  Shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:      666,383,685.506 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   17,128,143.279 Shares of beneficial interest
Abstain:    9,888,331.713 Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:       664,505,826.703 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    18,406,723.504 Shares of beneficial interest
Abstain:    10,487,610.290 Shares of beneficial interest


2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:       664,215,107.645  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    19,340,908.231  Shares of beneficial interest
Abstain:     9,844,144.621  Shares of beneficial interest

77C Matters submitted to a vote of security holders cont'd

Columbia Liberty Fund (Fund)
On September 16, 2005, a Special Meeting of the Shareholders of the Fund was held to approve the following items, as described in the combined Proxy Statement/Prospectus for the Meeting. The votes cast at the Meeting were as follows:


To elect Trustees:                          For                                 Withheld
------------------------------------- ----------------------------------- -----------------------------------
Douglas A. Hacker                     251,538,910.788                     4,263,833.338
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Janet Langford Kelly                  251,528,357.353                     4,274,386.773
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Richard W. Lowry                      251,683,555.163                     4,119,188.963
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Charles R. Nelson                     251,750,297.178                     4,052,446.948
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
John J. Neuhauser                     251,738,893.036                     4,063,851.090
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Patrick J. Simpson                    251,810,145.436                     3,992,598.690
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Thomas E. Sitzel                      251,716,092.327                     4,086,651.799
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Thomas C. Theobald                    251,754,592.177                     4,048,151.949
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Anne-Lee Verville                     251,490,856.305                     4,311,887.821
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Richard L. Woolworth                  251,630,779.504                     4,171,964.622
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
William E. Mayer                      147,422,123.221                     108,380,620.905
------------------------------------- ----------------------------------- -----------------------------------



                  Shares of beneficial interest being a plurality of the shares represented at the Meeting.


2a: Amend fundamental investment restrictions with respect to borrowing money, pledging assets, and issuing senior securities.

For:       35,191,345.622  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    1,588,163.456  Shares of beneficial interest
Abstain:    1,552,765.002  Shares of beneficial interest

2b: Amendment to fundamental investment restrictions with respect to making loans

For:      35,315,840.335  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against: 1,525,054.445     Shares of beneficial interest
Abstain: 1,491,379.300     Shares of beneficial interest

2c: Amendment to fundamental investment restrictions with respect to diversification of investments.
For:       35,629,518.867  shares of beneficial interest being a majority of the shares represented at the meeting.
Against: 1,258,518.454    shares of beneficial interest
Abstain: 1,444,236.759    shares of beneficial interest

2e: Amendment to fundamental investment restrictions with respect to investments in real estate.

For:      35,385,648.554  Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   1,406,510.315  Shares of beneficial interest
Abstain:   1,540,115.211  Shares of beneficial interest

2f: Amendment to fundamental investment restrictions with respect to underwriting of securities.

For:        35,322,986.585 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:    1,440,033.144  Shares of beneficial interest
Abstain:    1,569,254.351  Shares of beneficial interest

2g: Elimination of fundamental investment restrictions with respect to purchasing securities on margin.

For:          34,749,385.879 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:      2,005,769.307  Shares of beneficial interest
Abstain:      1,577,118.894  Shares of beneficial interest

2j: Amendment of fundamental investment restrictions with respect to concentrating investments in an industry.

For:       35,439,148.249 Shares of beneficial interest being a majority of the shares represented at the meeting.
Against:   1,442,518.210  Shares of beneficial interest
Abstain:   1,450,607.621  Shares of beneficial interest




77D Policies with respect to security investments
Columbia Growth Stock Fund (Fund)

On February 17, 2006, under the heading "THE FUND; PRINCIPAL INVESTMENT STRATEGIES" revised in its entirety the second paragraph under the heading as follows:

The Fund's investments are diversified among industries and market sectors including, but not limited to, technology, financial services, health care, and global consumer franchise sectors. The Fund may invest up to 20% of its total assets in foreign securities. To select investments for the Fund, the Fund's investment advisor considers companies that it believes will generate earnings growth over the long term regardless of the economic environment.

Also on February 17, 2006, Item 6(a) under the heading "OTHER INVESTMENT POLICIES" in the Fund's Statement of Additional INformation POLICIES" is revised in its entirety as follows: Growth Stock Fund ONLY may not invest more than 20% of its total assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts ("ADRs") or securities guaranteed by a U.S. person)


77D Policies with respect to security investments cont'd
Columbia Asset Allocation Fund
Columbia Young Investor Fund
Columbia Growth Stock Fund
Columbia Dividend Income Fund
Columbia Common Stock Fund (formerly named Columbia Large Cap Core Fund) Columbia Disciplined Value Fund
Columbia Small Cap core Fund (formerly named Columbia Small Cap Fund) Columbia Small Company Equity Fund
Columbia Liberty Fund (Funds)


On November 1, 2005, the following language replaces the language currently in the section of the Statement of Additional Information entitled FUNDAMENTAL INVESTMENT POLICIES: FUNDAMENTAL INVESTMENT POLICIES The Investment Company Act of 1940, as amended (1940 Act), provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Funds may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either:
   (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.
2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.


77E Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trust. As to Columbia, and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.






77M Merger
On March 24, 2006, the Board of Trustees approved the reorganization of the Funds as a newly-formed series of Columbia Funds Series Trust I. The primary purpose of the Trust Reorganization is to facilitate compliance monitoring and administration for the Columbia Funds.



77O Transactions effected pursuant to Rule 10f-3
Columbia Small Company Equity Fund

On August 11, 2005, Columbia Small Company Equity Fund (Fund) purchased 46,387 par value of notes of Strategic Hotel Capital Inc. (Securities) for a total purchase price of $32,646.66 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Credit Suisse First Boston; Wachovia Securities; Raymond James.


77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund

On July 27, 2005, Columbia Asset Allocation Fund (Fund) purchased 20,000 par value of notes of L-3 Communications (Securities) for a total purchase price of $32,646.66 from Lehman Brothers Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Bear Stearns & Co. Inc.; Credit Suisse First Boston Corp; BNY Capital Markets; Calyon Securities USA, Inc.; Morgan Stanley; Scotia Capital Inc.; SG Corporate & Investment Banking; Stephens, Inc.; Wachovia Securities, Inc.


On July 27, 2005, Columbia Asset Allocation Fund (Fund) purchased 25,000 par value of notes of Sungard Data Systems Inc 9.125% '13 (Securities) for a total purchase price of $25,000.00 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Citigroup; JPMorgan; Goldman, Sachs & Co.; Morgan Stanley; RBC Capital Markets; BNY Capital Markets, Inc.




On July 28, 2005, Columbia Asset Allocation Fund (Fund) purchased 30,000 par value of notes of FTI Consulting 7.625% '13 (Securities) for a total purchase price of $30,000 from Goldman Sachs pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.


On August 10, 2005 Columbia Asset Allocations Fund (Fund) purchased 500,000 par value of notes of CS First Boston (Securities) for a total purchase price of $499,960 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNY Capital Markets, Inc.; Comerica Securities; JP Morgan; Mellon Financial Markets, LLC; Trillon International Inc.; BNP Paribas; Citigroup; HSCBC, Keybanc Capital Markets; The Williams Capital Group, L.P.; BB&T Capital Markets

On August 11, 2005, Columbia Asset Allocation Fund (Fund) purchased 1,697 par value of notes of Strategic Hotel Capital Inc. (Securities) for a total purchase price of $30,461.16 from Deutsche Bank Securities pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman Sachs & Co.; Credit Suisse First Boston; Wachovia Securities; Raymond James.

On September 8, 2005, Columbia Asset Allocation Fund (Fund) purchased 60,000 par value of notes of Amerisource Bergen Corp 5.62% 12 (Securities) for a total purchase price of $59,700.00 from Lehman Brothers pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JPMorgan Securities; Lehman Brothers

77O Transactions effected pursuant to Rule 10f-3 cont'd
Columbia Liberty Fund
On August 10, 2005 Columbia Liberty Fund Fund (Fund) purchased 1,050,000 par value of notes of CS First Boston (Securities) for a total purchase price of $1,049,916 from Credit Suisse pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: BNY Capital Markets, Inc.; Comerica Securities; JP Morgan; Mellon Financial Markets, LLC; Trillon International Inc.; BNP Paribas; Citigroup; HSCBC, Keybanc Capital Markets; The Williams Capital Group, L.P.; BB&T Capital Markets
77O Transactions effected pursuant to Rule 10f-3
Columbia Asset Allocation Fund
On January 10, 2006, Columbia Asset Allocation Fund (Fund) purchased 10,000 par value of bonds of Westlake Chemicals 6.625% 16 (Securities)for a total purchase price of $9,967 from Deutsche Bank pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: JP Morgan; Credit Suisse First Boston.

Columbia Asset Allocation Fund
On January 20, 2006, Columbia Asset Allocation Fund (Fund) purchased 70,000 par value of notes of DRS Technologies Inc. 6.625 16 (Securities)for a total purchase price of $70,000 from Bear Stearns pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:Bear Stearns & Co, Inc. Wachovia Securities; Merrill Lynch; CIBC World Markets; Jefferies & company; Ryan Beck & Co.

On January 25, 2006, Columbia Asset Allocation Fund (Fund) purchased 55 par value of equity of Chipotle Mexican Grille (Securities)for a total purchase price of $71,210 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: SG cowen & co.; Citigroup; JP Morgan; Merrill Lynch & Co.; A.G. Edwards; RBC Capital Markets; Suntrust Robinson Humphrey; Wachovia Securities.

On January 26, 2006, Columbia Asset Allocation Fund (Fund) purchased 35,000 par value of notes of NRG Energy Inc., 7.25% 14 (Securities)for a total purchase price of $35,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Lehman Brothers; Deutsche Bank Securities

On January 26, 2006, Columbia Asset Allocation Fund (Fund) purchased 35,000 par value of notes of NRG Energy Inc., 7.375% 16 (Securities)for a total purchase price of $35,000 from Morgan Stanley pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Citigroup; Lehman Brothers; Deutsche Bank Securities


On January 31, 2006, Columbia Asset Allocation Fund (Fund) purchased 314 par value of equity of H & E Equipment Services (Securities)for a total purchase price of $5,652 from Credit Suisse First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:UBS Investment Bank;
JP Morgan; Deutsche Bank Securities.


On February 22, 2006, Columbia Asset Allocation Fund (Fund) purchased 5,000 par value of notes of K Hovananian Enterprises 7.5% 5/15/16 (Securities)for a total purchase price of $5,000 from Credit Suisse First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


On March 1, 2006, Columbia Asset Allocation Fund (Fund) purchased 35,000 par value of notes of Quebecor World Cap Corp 8.75% 3/15/16 (Securities)for a total purchase price of $35,000 from Citigroup Global Markets pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities:

On March 15, 2006, Columbia Asset Allocation Fund (Fund) purchased 25,000 par value of notes of Xerox Corp 6.4% 3/15/16 (Securities)for a total purchase price of $24,853 from JP Morgan pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.



On March 14, 2006, Columbia Asset Allocation Fund (Fund) purchased 130 par value of equity of Transdigm Group (Securities)for a total purchase price of $2,730 from Credit Suisse First Boston pursuant to a public offering in which Banc of America Securities acted as a participating underwriter. Banc of America Securities may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, LLC (Advisor) o believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Banc of America Securities, the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers.





77Q1 Exhibits
Management Agreements incorporated herein by reference to Accession Number 0000950135-06-001779